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                                                       EXHIBIT 99.1


                                   EXHIBIT 1
                             JOINT FILING STATEMENT

The undersigned acknowledge and agree that the foregoing Statement on Schedule 13D is filed on behalf of each of them and that all subsequent amendments to such Statement on Schedule 13D may be filed on behalf of each of them without the necessity of entering into or filing any additional joint filing statements. The undersigned acknowledge that each of them will be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning each of them, respectively, contained herein and therein, but will not be responsible for the completeness and accuracy of the information concerning the others of them, except to the extent that the undersigned know or have reason to believe that such information is inaccurate.

                                  August 23, 2000

                                  THE TCW GROUP, INC.


                                  By: /s/  Linda D. Barker
                                  ---------------------------------------
                                  Name:  Linda D. Barker
                                  Title:   Authorized Signatory



                                  ROBERT A. DAY


                                  By: /s/  Linda D. Barker
                                  ---------------------------------------
                                  Name:  Linda D. Barker
                                  Under Power of Attorney filed herewith
                                  As Exhibit 3.



                                  TCW INVESTMENT MANAGEMENT COMPANY


                                  By: /s/  Linda D. Barker
                                  ---------------------------------------
                                  Name:  Linda D. Barker
                                  Title:  Vice President



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                                  TCW ASSET MANAGEMENT COMPANY


                                  By: /s/  Linda D. Barker
                                  ---------------------------------------
                                  Name:  Linda D. Barker
                                  Title:  Vice President



                                  TCW/CRESENT MEZZANINE II, LLC

                                  By: TCW/CRESCENT MEZZANINE, LLC,
                                        its Managing Owner

                                        By: /s/  Linda D. Barker
                                        ---------------------------------
                                        Name:  Linda D. Barker
                                        Title:  Vice President



                                  TCW/CRESCENT MEZZANINE PARTNERS II, L.P.

                                  By:  TCW/CRESCENT MEZZANINE II, L.P.,
                                         its General Partner

                                  By: TCW/CRESCENT MEZZANINE, LLC,
                                         its General Partner

                                         By: /s/  Linda D. Barker
                                         --------------------------------
                                         Name:  Linda D. Barker
                                         Title:  Vice President

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                                  TCW/CRESCENT MEZZANINE TRUST II

                                  By:  TCW/CRESCENT MEZZANINE II, L.P.,
                                         as Managing Owner

                                  By: TCW/CRESCENT MEZZANINE, LLC,
                                         as General Partner

                                         By: /s/  Linda D. Barker
                                         --------------------------------
                                         Name:  Linda D. Barker
                                         Title:  Vice President



                                  TCW LEVERAGED INCOME TRUST, L.P.

                                  By: TCW ADVISERS (BERMUDA) LTD.,
                                        its General Partner

                                  By: /s/  Linda D. Barker
                                  ---------------------------------------
                                  Name:  Linda D. Barker
                                  Title:  Assistant Secretary



                                  TCW LEVERAGED INCOME TRUST II, L.P.

                                  By: TCW (LINC II), L.P.,
                                        its General Partner

                                  By: TCW ADVISERS (BERMUDA) LTD.,
                                        its General Partner

                                  By: /s/  Linda D. Barker
                                  ---------------------------------------
                                  Name:  Linda D. Barker
                                  Title:  Assistant Secretary


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                                  TCW LEVERAGED INCOME TRUST IV, L.P.

                                  By: TCW (LINC IV), LLC,
                                        its General Partner

                                  By: TCW Asset Management Company,
                                        its Managing Member

                                  By: /s/  Linda D. Barker
                                  ---------------------------------------
                                  Name:  Linda D. Barker
                                  Title:  Vice President



                                  TCW ADVISERS (BERMUDA) LTD.


                                  By: /s/  Linda D. Barker
                                  ---------------------------------------
                                  Name:  Linda D. Barker
                                  Title:   Assistant Secretary



                                  TCW/CRESCENT MEZZANINE II, L.P.

                                  By: TCW CRESCENT MEZZANINE, LLC,
                                        its Managing Owner

                                  By: /s/  Linda D. Barker
                                  ---------------------------------------
                                  Name:  Linda D. Barker
                                  Title:   Vice President



                                  TCW (LINC II) L.P.

                                  By: TCW Advisers (Bermuda) Ltd.,
                                        Its General Partner

                                  By: /s/  Linda D. Barker
                                  ---------------------------------------
                                  Name:  Linda D. Barker
                                  Title:  Assistant Secretary





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                                  TCW (LINC IV), LLC

                                  By: TCW ASSET MANAGEMENT COMPANY,
                                        its Managing Member

                                  By: /s/  Linda D. Barker
                                  ---------------------------------------
                                  Name:  Linda D. Barker
                                  Title:  Vice President



                                  TCW CRESCENT MEZZANINE, LLC

                                  By: /s/  Linda D. Barker
                                  ---------------------------------------
                                  Name:  Linda D. Barker
                                  Title:   Vice President